SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Strategic Government Securities Fund

The following disclosure is added to the ”PRINCIPAL INVESTMENT STRATEGY” section of the summary prospectus:

Interest rate strategy. In addition to the fund’s main investment strategy, portfolio management may, from time to time, seek to enhance returns by employing a rules–based methodology to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing this strategy, portfolio management may utilize proprietary rules–based interest rate indices.

The following replaces similar disclosure contained in the ”PRINCIPAL INVESTMENT STRATEGY” section of the summary prospectus:

Derivatives. Outside of the interest rate strategy, portfolio management generally may use futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes). In addition, portfolio management generally may use (i) options on US government agency mortgage–backed TBAs or total return swaps to seek to enhance potential gains; or (ii) options on interest rate futures to hedge against potential adverse interest rate movements.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non–hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure is added to the ”MAIN RISKS” section of the summary prospectus:

Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.

Please Retain This Supplement for Future Reference

November 29, 2013 PROSTKR-322